UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 26, 2015

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On October 31, 2012, Corporate Office Properties Trust (the “Company”) and Corporate Office Properties, L. P. (the “Operating Partnership”) entered into a separate sales agreement (each, a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Barclays Capital Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Raymond James & Associates, Inc. (each, an “Agent,” and collectively, the “Agents”), under which the Company may, from time to time, offer and sell the Company’s common shares of beneficial interest, par value $0.01 per share, having an aggregate sale price of up to $150,000,000 (the “Shares”) through an “at the market” equity offering program.

On March 26, 2015, the Company, the Operating Partnership and each of the Agents entered into Amendments to the Sales Agreements (each, an “Amendment” and collectively, the “Amendments”) to (i) reflect that following such date, the Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-190137) filed with the Securities and Exchange Commission (the “Commission”) on July 25, 2013, and a prospectus supplement, dated March 26, 2015, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”), rather than pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-180446) filed with the Commission on March 29, 2012, and prospectus supplement, dated October 31, 2012, filed with the Commission pursuant to Rule 424(b) under the Act and (ii) update certain representations, warranties and agreements of the Company and the Operating Partnership set forth in the Sales Agreements.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Amendments are filed as Exhibits 1.1 through 1.4 to this Current Report. The description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments filed as exhibits hereto and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
1.1	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Barclays Capital Inc.
1.2	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Citigroup Global Markets Inc.
1.3	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Mitsubishi UFJ Securities (USA), Inc.
1.4	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Raymond James & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST	CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

/s/ Anthony Mifsud	/s/ Anthony Mifsud
Anthony Mifsud	Anthony Mifsud
Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer

Dated: March 26, 2015	Dated: March 26, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Barclays Capital Inc.
1.2	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Citigroup Global Markets Inc.
1.3	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Mitsubishi UFJ Securities (USA), Inc.
1.4	Amendment to Sales Agreement, dated March 26, 2015, among Corporate Office Properties Trust, Corporate Office Properties, L. P. and Raymond James & Associates, Inc.